UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
BOSTON SCIENTIFIC CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Boston Scientific Corporation
One Boston Scientific Place
Natick, MA 01760

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
FOR THE 2008 ANNUAL MEETING OF STOCKHOLDERS OF BOSTON SCIENTIFIC CORPORATION
TO BE HELD ON TUESDAY, MAY 6, 2008

NAME/ADDRESS IMPRINT AREA	You can view the Annual Report and Proxy Statement for Boston Scientific Corporation at:
http://bnymellon.mobular.net/bnymellon/bsx

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Dear Boston Scientific Corporation Stockholder:

The 2008 Annual Meeting of Stockholders of Boston Scientific Corporation will be held at the Harvard Club of Boston, 374 Commonwealth Avenue, Boston, Massachusetts, on Tuesday, May 6, 2008 at 10:00 a.m. (local time).

Proposals to be considered at the Annual Meeting:

  1.
  to re-elect ten directors;

  2.
  to approve an amendment and restatement of our 2003 Long-Term Incentive Plan;

  3.
  to ratify the appointment of Ernst & Young LLP as our independent auditors for the 2008 fiscal year; and

  4.
  to transact such other business as may properly come before the annual meeting or any adjournment or postponement of the meeting.

Management recommends a vote "FOR" Items 1, 2 and 3.

        The Board of Directors has fixed the close of business on March 7, 2008 as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement of the meeting.

To receive directions to the Annual Meeting please visit our corporate website at www.bostonscientific.com.

You will be able to vote your proxy while viewing the proxy materials on the Internet. To do so, you will be asked to enter the 11-digit control number printed on the bottom right corner of this Notice.	CONTROL NUMBER RESTRICTED AREA 3" × 1 1/2"
BAR CODE AREA RESTRICTED 2 3/4" × 1/2"

IMPORTANT NOTICE: Regarding the Internet Availability of Proxy Materials
for Boston Scientific Corporation's Annual Stockholder Meeting to be held on May 6, 2008.

This communication provides only a brief overview of the matters to be voted on at Boston Scientific Corporation's Annual Meeting of Stockholders. A complete set of proxy materials which includes: Notice of Meeting, Proxy Statement, Annual Report, Proxy Card and access to the Proxy Voting Site are available to you on the Internet. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

The Company's Proxy Statement, Annual Report and other proxy materials are available at
http://bnymellon.mobular.net/bnymellon/bsx

The following Proxy Materials are available for you to review online at http://bnymellon.mobular.net/bnymellon/bsx

  •
  the Company's 2008 Proxy Statement (including all attachments);

  •
  the Proxy Card;

  •
  the Company's Annual Report for the year ended December 31, 2007 (which is not deemed to be part of the official proxy soliciting materials); and

  •
  any amendments to these materials that are required to be furnished to stockholders.

To receive a paper copy of these documents, you must request them. Such documents will be provided to you at no charge. To ensure that you receive the copy of these materials prior to Boston Scientific Corporation's Annual Meeting of Stockholders, please make sure to request the materials on or before April 22, 2008.

You can request a paper copy of the proxy materials in one of three ways:

  1.
  By calling 1-888-313-0164 (outside of the U.S. and Canada, call 1-201-680-6688);

  2.
  By sending an email to: shrrelations@bnymellon.com; or

  3.
  By logging onto: http://bnymellon.mobular.net/bnymellon/bsx

  ACCESSING YOUR PROXY MATERIALS ONLINE

  YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for Boston Scientific Corporation are available to review at

http://bnymellon.mobular.net/bnymellon/bsx

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET

Use the Internet to vote your shares. Have this card in hand when you access http://bnymellon.mobular.net/bnymellon/bsx On the top right hand side of the website click on "Vote Now" to access the electronic proxy card and to vote your shares